Initial: Client FLG Page 1 of 6 CONFIDENTIAL CONSULTING AGREEMENT This Confidential Consulting Agreement (the “Agreement”) is executed as of the date shown on the signature page (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), and the entity identified on the signature page (“Client”). RECITALS WHEREAS, FLG is in the business of providing certain financial services; WHEREAS, Client wishes to retain FLG to provide and FLG wishes to provide such services to Client on the terms set forth herein; NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows: 1. Services. A. Commencing on the Effective Date, FLG will perform those services (the “Services”) described in one or more exhibits attached hereto (the “Exhibits”). Such services shall be performed by the member or members of FLG identified in Exhibit A (collectively, the “FLG Member”). B. Client acknowledges and agrees that FLG’s success in performing the Services hereunder will depend upon the participation, cooperation and support of Client’s most senior management. C. Notwithstanding anything in Exhibit A or elsewhere in this Agreement to the contrary, neither FLG nor any of its members shall serve as an employee, an appointed officer, or an elected director of Client. Consistent with the preceding: (i) Client shall not appoint FLG Member as a corporate officer in Client’s corporate minutes; (ii) Client shall not elect FLG Member to its board of directors or equivalent governing body; and (iii) the FLG Member shall have no authority to sign any documents on behalf of Client, including, but not limited to, federal or state securities filings, tax filings, or representations and warranties on behalf of Client except as pursuant to a specific resolution(s) of Client’s board of directors or equivalent governing body granting such authority to FLG Member as a non-employee consultant to Client. D. The Services provided by FLG and FLG Member hereunder shall not constitute an audit, attestation, review, compilation, or any other type of financial statement reporting engagement (historical or prospective) that is subject to the rules of the California Board of Accountancy, the AICPA, or other similar state or national licensing or professional bodies. Client agrees that any such services, if required, will be performed separately by its independent public accountants or other qualified consultants. E. During the term of this Agreement, Client shall not hire or retain the FLG Member as an employee, consultant or independent contractor except pursuant to this Agreement. 2. Compensation; Payment; Deposit; Expenses. A. As compensation for Services rendered by FLG hereunder, Client shall pay FLG the amounts set forth in Exhibit A for Services performed by FLG hereunder (the “Fees”). The Fees shall be net of any and all taxes, withholdings, duties, customs, bank fees, social contributions or other reductions imposed by any and all authorities which are required to be withheld or collected by Client or FLG, including ad valorem, sales, gross receipts or similar taxes, but excluding US income taxes based upon FLG’s or FLG Member’s net taxable income. B. Consistent with common practice in professional services, FLG reserves the right to increase the Fee set forth in Exhibit A no more frequently than annual anniversary of the Effective Date, and no sooner than at least nine (9) months from the Effective Date. Notice of any such increase will be made no less than thirty (30) days in advance of such of Fee increase. C. As additional compensation to FLG, Client will pay FLG the incentive bonus or warrants or options, if any, set forth in Exhibit A. D. Client shall pay FLG all undisputed amounts owed to FLG under this Agreement upon Client’s receipt of invoice, with no purchase order required. Any invoices more than forty five (45) days overdue will accrue a late payment fee at the rate of one and 50/100 percent (1.5%) per month. FLG shall be entitled to recover all documented and reasonable out-of-pocket costs and expenses (including, without limitation, documented and reasonable out-of- pocket attorneys’ fees) incurred by it in collecting any amounts overdue under this Agreement. E. Client acknowledges that it shall promptly review all invoices submitted by FLG upon receipt. Any dispute related to the accuracy, completeness, or any other aspect of an invoice must be submitted in writing to FLG within thirty (30) days of receipt of the invoice. Failure to raise a dispute within this timeframe shall be deemed an irrevocable acceptance of the invoice. Notwithstanding the above, in the event of a manifest error or a discrepancy acknowledged by FLG, the parties may mutually agree to extend the dispute resolution period. F. Client hereby agrees to pay FLG a deposit as set forth on Exhibit A (the “Deposit”) to be held in its entirety as security for Client’s future payment obligations to FLG under this Agreement. Upon termination of this Agreement, all amounts then owing to FLG under this Agreement shall be charged against the Deposit and the balance thereof, if any, shall be refunded to Client. In the event that the total amount of past due unpaid invoices exceeds the amount of the Deposit held by FLG, FLG reserves the right to stop providing services until such time as the outstanding balance is paid in full. FLG shall not be liable for any consequential damages, losses, or claims arising from a work stoppage initiated in accordance with this provision. If undisputed outstanding invoices remain unpaid for more than six (6) months, FLG reserves the right to terminate the agreement for default, in accordance with the termination provisions hereof. G. Within thirty (30) days of Client’s receipt of an expense report from FLG’s personnel performing Services hereunder, Client shall reimburse FLG for documented and reasonable travel and out-of- pocket business expenses detailed in such expense report. Any required air travel, overnight accommodation and resulting per diem expenses shall be consistent with Client’s travel & expense policies for Client’s employed executive staff. 3. Relationship of the Parties. A. FLG’s relationship with Client will be that of an independent contractor and nothing in this Agreement shall be construed to create a partnership, joint venture, or employer-employee relationship. FLG is not the agent of Client and is not authorized to make any presentation, contract, or commitment on behalf of Client unless specifically requested or authorized to do so by Client in writing. FLG agrees that all taxes payable as a result of compensation payable to FLG hereunder shall be FLG’s sole

Initial: Client FLG Page 2 of 6 CONFIDENTIAL CONSULTING AGREEMENT liability. FLG shall defend, indemnify and hold harmless Client, Client’s officers, directors, employees and agents, and the administrators of Client’s benefit plans from and against any claims, liabilities or expenses relating to such taxes or compensation. 4. Term and Termination. A. The term of this Agreement shall be for the period set forth in Exhibit A. B. Either party may terminate this Agreement upon thirty (30) calendar days advance written notice to the other party. C. Either party may terminate this Agreement immediately upon a material breach of this Agreement by the other party and a failure by the other party to cure such breach within ten (10) days of written notice thereof by the non-breaching party to the breaching party. D. FLG shall have the right to terminate this Agreement immediately without advance written notice (i) if Client is engaged in, or requests that FLG or the FLG Member undertake or ignore any illegal or unethical activity, or (ii) upon the death or disability of the FLG Member. Client shall have the right to terminate this Agreement immediately without advance written notice (i) if FLG or the FLG Member is engaged in any illegal or unethical activity, or (ii) upon the death or disability of the FLG Member. E. This Agreement shall be deemed terminated if during any six month period no billable hours occur, with the termination date effective on the date of the last billable hour therein. F. If during any time during this engagement there is a conversion of the FLG Member from 1099 to W2 with Client, then a placement fee shall be immediately payable to FLG. In addition, to the extent within one year of the end of this engagement Client directly hires, employs or retains the FLG Member or any FLG Member either via 1099 or W2, then Client will also immediately pay to FLG a placement fee. The Placement fee paid by Client to FLG will be equal to thirty percent (30%) of FLG Member’s annual base salary including bonus that is agreed to by Client and the FLG Member. Client will not withhold any taxes from any placement fee paid to FLG. 5. Disclosures A. IRS Circular 230. To ensure compliance with requirements imposed by the IRS effective June 20, 2005, FLG hereby informs Client that any tax advice offered during the course of providing, or arising out of, the Services rendered pursuant to this Agreement, unless expressly stated otherwise, is not intended or written to be used, and cannot be used, for the purpose of: (i) avoiding tax- related penalties under the Internal Revenue Code, or (ii) promoting, marketing or recommending to another party any tax- related matter(s) said tax advice address(es). B. Attorney-Client Privilege. Privileged communication disclosed to FLG or FLG Member may waive the privilege through no fault of FLG. FLG strongly recommends that Client consult with legal counsel before disclosing privileged information to FLG or FLG Member. Pursuant to Paragraph 6, neither FLG nor FLG Member will be responsible for damages caused through Client’s waiver of privilege, whether deliberate or inadvertent, by disclosing such information to FLG or FLG Member. 6. DISCLAIMERS AND LIMITATION OF LIABILITY. A. EXCEPT AS EXPRESSLY SET FORTH HEREIN, ALL SERVICES TO BE PROVIDED BY FLG AND FLG MEMBER (FOR PURPOSES OF THIS PARAGRAPH 6, COLLECTIVELY “FLG”) HEREUNDER ARE PROVIDED “AS IS” WITHOUT ANY WARRANTY WHATSOEVER. CLIENT RECOGNIZES THAT THE “AS IS” CLAUSE OF THIS AGREEMENT IS AN IMPORTANT PART OF THE BASIS OF THIS AGREEMENT, WITHOUT WHICH FLG WOULD NOT HAVE AGREED TO ENTER INTO THIS AGREEMENT. FLG EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, TERMS OR CONDITIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE PROFESSIONAL SERVICES, INCLUDING ANY, WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE AND INFRINGEMENT. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT REGARDING THE SERVICES PROVIDED HEREUNDER SHALL BE DEEMED A WARRANTY FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF FLG WHATSOEVER. IN NO EVENT SHALL FLG BE LIABLE FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO: LOST PROFITS; REVENUE OR SAVINGS; WAIVER BY CLIENT, WHETHER INADVERTENT OR INTENTIONAL, OF CLIENT’S ATTORNEY-CLIENT PRIVILEGE THROUGH CLIENT’S DISCLOSURE OF LEGALLY PRIVILEGED INFORMATION TO FLG; OR THE LOSS, THEFT, TRANSMISSION OR USE, AUTHORIZED OR OTHERWISE, OF ANY DATA, EVEN IF CLIENT OR FLG HAVE BEEN ADVISED OF, KNEW, OR SHOULD HAVE KNOWN, OF THE POSSIBILITY THEREOF. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, FLG’S AGGREGATE CUMULATIVE LIABILITY HEREUNDER, WHETHER IN CONTRACT, TORT, NEGLIGENCE, MISREPRESENTATION, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED AN AMOUNT EQUAL TO THE LAST SIX (6) MONTHS OF FEES PAYABLE BY CLIENT UNDER PARAGRAPH 2(A) OF THIS AGREEMENT. CLIENT ACKNOWLEDGES THAT THE COMPENSATION PAID BY IT UNDER THIS AGREEMENT REFLECTS THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT FLG WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON ITS LIABILITY. THIS PARAGRAPH SHALL NOT APPLY TO EITHER PARTY WITH RESPECT TO A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS. B. As a condition for recovery of any amount by Client against FLG, Client shall give FLG written notice of the alleged basis for liability within ninety (90) days of discovering the circumstances giving rise thereto, in order that FLG will have the opportunity to investigate in a timely manner and, where possible, correct or rectify the alleged basis for liability; provided that the failure of Client to give such notice will only affect the rights of Client to the extent that FLG is actually prejudiced by such failure. Notwithstanding anything herein to the contrary, Client must assert any claim against FLG by the sooner of: (i) ninety (90) days after discovery; (ii) ninety (90) days after the termination of this Agreement; (iii) ninety (90) days after the last date on which the Services were performed; or, (iv) sixty (60) days after completion of a financial or accounting audit for the period(s) to which a claim pertains. 7. Indemnification. A. FLG and FLG Member acting in relation to any of the affairs of Client shall, to the fullest extent permitted by law, as now or

Initial: Client FLG Page 3 of 6 CONFIDENTIAL CONSULTING AGREEMENT hereafter in effect, be indemnified and held harmless, and such right to indemnification shall continue to apply to FLG and FLG Member following the term of this Agreement out of the assets and profits of the Client from and against all actions, costs, charges, losses, damages, liabilities and expenses which FLG or FLG Member, or FLG’s or FLG Member’s heirs, executors or administrators, shall or may incur or sustain by or by reason for any act done, concurred in or omitted in or about the execution of FLG’s or FLG Member’s duty or services performed on behalf of Client; and Client shall advance the reasonable attorney’s fees, costs and expenses incurred by FLG or FLG’s Member in connection with litigation related to the foregoing on the same basis as such advancement would be available to the Client’s officers and directors, PROVIDED THAT Client shall not be obligated to make payments to or on behalf of any person (i) in connection with services provided by such person outside the scope of Services contemplated by this Agreement, and not authorized or consented to by Client’s CEO or Board of Directors, or (ii) in respect of a) gross negligence or willful misconduct of such person, or (b) negligence of such person, but only to the extent that FLG’s errors and omissions liability insurance would cover such person for such negligence without regard to Client’s obligation to indemnify FLG hereunder. B. FLG and FLG Member shall have no liability to Client relating to the performance of its duties under this Agreement except in the event of FLG’s or FLG Member’s gross negligence or willful misconduct. C. FLG and FLG Member agree to waive any claim or right of action FLG or FLG Member might have whether individually or by or in the right of Client, against any director, secretary and other officers of Client and the liquidator or trustees (if any) acting in relation to any of the affairs of Client and every one of them on account of any action taken by such director, officer, liquidator or trustee or the failure of such director, officer, liquidator or trustee to take any action in the performance of his duties with or for Client; PROVIDED THAT such waiver shall not extend to any matter in respect of any gross negligence or willful misconduct which may attach to any such persons. 8. Representations and Warranties. A. Each party represents and warrants to the other that it is authorized to enter into this Agreement and can fulfill all of its obligations hereunder. B. FLG and FLG Member warrant that they shall perform the Services diligently, with due care, and in accordance with prevailing industry standards for comparable engagements and the requirements of this Agreement. FLG and FLG Member warrant that FLG Member has sufficient professional experience to perform the Services in a timely and competent manner. C. Each party represents and warrants that it has and will maintain a policy or policies of insurance with reputable insurance companies providing the members, officers and directors, as the case may be, of itself with coverage for losses from wrongful acts. FLG covenants that it has an error and omissions insurance policy in place in the form provided to Client prior to or contemporaneously with the date of execution of this Agreement and will continue to maintain such policy or equivalent policy provided that such policy or equivalent policy shall be available at commercially reasonable rates. 9. Work Product License. The parties do not anticipate that FLG or FLG Member will create any intellectual property for Client in performing the Services pursuant to this Agreement. However, FLG and FLG Member grant to Client a world- wide, perpetual, exclusive, royalty-free, irrevocable license to use and create derivative works from all tangible and electronic documents, spreadsheets, and financial models (collectively, “Work Product”) produced or authored by FLG Member in the course of performing the Services pursuant to this Agreement. Any patent rights arising out of the Services will be assigned to and owned by Client and not FLG or FLG Member. All other rights, including, but not limited to, the residual memory of any methods, discoveries, developments, improvements, know-how, ideas, insights, analytical concepts and skills directly inherent to, or reasonably required for, the competent execution of FLG Member’s profession as a chief financial officer are reserved in their entirety by FLG and FLG Member. 10. Miscellaneous. A. Any notice required or permitted to be given by either party hereto under this Agreement shall be in writing and shall be personally delivered or sent by a reputable courier mail service (e.g., Federal Express) or by facsimile or email transmission confirmed by reputable courier mail service, to the other party as set forth in this Paragraph 10(A). Notices will be deemed effective two (2) days after deposit with a reputable courier service or upon confirmation of receipt by the recipient from such courier service or the same day if sent by facsimile or email transmission and confirmed as set forth above. If to FLG: U. Heather Ogan FLG Partners, LLC 228 Hamilton Ave., 3rd Floor, Palo Alto, CA 94301 PO BOX 192304 San Francisco, CA 94119 Tel: 415-508-4048, ext 201 Fax: 415-508-6896 E-mail: accounting@flgpartners.com If to Client: the address, telephone numbers and email address shown below Client’s signature on the signature page. B. This Agreement will be governed by and construed in accordance with the laws of California without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction. C. Any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement (including any other agreement(s) contemplated hereunder), including, without limitation, any action or claim based on tort, contract, or statute (including any claims of breach or violation of statutory or common law protections from discrimination, harassment and hostile working environment), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (“Claim”), shall be resolved by final and binding arbitration before a single arbitrator (“Arbitrator”) selected from and administered by the San Francisco office of JAMS (the “Administrator”) in accordance with its then existing commercial arbitration rules and procedures. The arbitration shall be held in San Francisco, California. The Arbitrator shall, within fifteen (15) calendar days after the conclusion of the Arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The Arbitrator also shall be authorized to grant any temporary, preliminary or permanent equitable remedy or relief he or she deems just and equitable and within the scope of this Agreement, including, without limitation, an injunction or order for specific performance. Each party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the Administrator and the Arbitrator; provided, however, the Arbitrator shall be authorized to determine whether a party is the

Initial: Client FLG Page 4 of 6 CONFIDENTIAL CONSULTING AGREEMENT prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements, and/or the fees and costs of the Administrator and the Arbitrator. The Arbitrator's award may be enforced in any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Paragraph 10(C) will restrict either party from applying to any court of competent jurisdiction for injunctive relief. D. Neither party may assign its rights or delegate its obligations hereunder, either in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party;. The rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties’ respective successors and permitted assigns. E. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision. F. This Agreement, the Exhibits, and any executed Non-Disclosure Agreements specified herein or in the Exhibits hereto and thus incorporated by reference constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. G. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the parties. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default. H. Subject to Client’s prior written consent, upon completion of the engagement hereunder FLG may place customary “tombstone” advertisements using Client’s logo and name in publications of FLG’s choice at its own expense, and/or cite the engagement in similar fashion on FLG’s website. I. If Client discloses FLG Member’s name on Client’s website (such as in an executive biography, for example), press releases, SEC filings and other public documents and media, then Client shall include in the description of FLG Member a sentence substantially the same as “[FLG Member] is also a partner at FLG Partners, a leading CFO services firm in Silicon Valley.” J. If and to the extent that a party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such party (each, a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions of the non-performing party, then the non-performing, hindered or delayed party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such party continues to use its best efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. K. This Agreement may be executed in any number of counterparts and by the parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts together constitute one and the same instrument. L. This Agreement may be executed by facsimile signatures (including electronic versions of this document in Adobe Acrobat Portable Document Format form which contain scanned or secure, digitally signed signatures) by any party hereto and such signatures shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required. M. Survivability. The following Paragraphs shall survive the termination of this Agreement: 3 (“Relationship of the Parties”); 6 (“Disclaimers and Limitation of Liability”); 7 (“Indemnification”); 8 (“Representations and Warranties”); 9 (“Work Product License”); and 10 (“Miscellaneous”). REMAINDER OF THIS PAGE LEFT BLANK

Initial: Client FLG Page 5 of 6 CONFIDENTIAL CONSULTING AGREEMENT IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. CLIENT: Vacasa, LLC., a Delaware limited liability company. By: Bruce Schuman Signed: /s/ Bruce Schuman Title: CFO Address: 850 NW 13th Avenue, Portland, OR, 097209 Tel: 1 (503) 780-1758 Email: Bruce.Schuman@vacasa.com FLG: FLG Partners, LLC, a California limited liability company. By: U. Heather Ogan Signed: /s/ U. Heather Ogan Title: Administrative Partner Effective Date: February 12, 2025. REMAINDER OF THIS PAGE LEFT BLANK

Initial: Client FLG Page 6 of 6 CONFIDENTIAL CONSULTING AGREEMENT EXHIBIT A 1. Description of Services: CFO advisory services typical for a publicly held corporation, starting February 17, 2025. 2. FLG Member: William Atkins. 3. Fees: $600 per hour, up to 20 hours per week, subject to any increases as agreed to by Client and FLG Member. 4. Additional Compensation: None. 5. Deposit: $35,000. Deposit will be returned to Client pursuant to Paragraph 2.F of this Agreement. 6. Term: Indefinite, and terminable pursuant to Paragraph 4 of the Agreement. 7. Non-Disclosure Agreement: FLG-Client Mutual Non-Disclosure Agreement dated March 28, 2023 (the “NDA”) terms are included by reference into the Agreement. FLG hereby expressly consents to the public disclosure of the existence of FLG’s relationship with Client, by Client, provided that the terms and conditions herein shall remain confidential pursuant to the terms of the NDA. REMAINDER OF THIS PAGE LEFT BLANK